                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 4, 2001

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)



    Delaware                          1-7182                     13-2740599
--------------------------------------------------------------------------------
(State or other                     (Commission              (I.R.S. Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)


4 World Financial Center, New York, New York   10080
----------------------------------------------------

      (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events
-------  -------------

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-38792 and 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Chase Manhattan Bank (as so amended, the "Indenture"). The Company will issue $70,000,000 aggregate original issue price of Strategic Return Notes Linked to the Nasdaq-100 Index(R) due November 30, 2004 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                         EXHIBITS

          (4) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Strategic Return Notes Linked to the Nasdaq-100 Index(R) due
                         November 30, 2004.

          (5) & (23)     Opinion re: legality; consent of counsel.

                         Opinion of Sidley Austin Brown & Wood LLP relating to the Strategic Return Notes Linked to the Nasdaq-100 Index(R) due November 30, 2004 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              MERRILL LYNCH & CO., INC.
                              -------------------------
                                     (Registrant)


                              By:/s/ John C. Stomber
                                 ------------------------
                                    John C. Stomber
                                 Senior Vice President
                                        and
                                      Treasurer

Date:  May 4, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                           MERRILL LYNCH & CO., INC.




                         EXHIBITS TO CURRENT REPORT ON
                           FORM 8-K DATED MAY 4, 2001




                                                 Commission File Number 1-7182

                                 Exhibit Index

Exhibit No.   Description                                               Page
-----------   -----------                                               ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s Strategic Return Notes Linked to the Nasdaq-100 Index(R) due November 30, 2004.

(5) & (23)    Opinion re:  legality; consent of counsel.

                    Opinion of Sidley Austin Brown & Wood LLP relating to the Strategic Return Notes Linked to the Nasdaq-100 Index(R) due November 30, 2004 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).